Convertible Promissory Note	9 Months Ended
May 31, 2012
Convertible Promissory Note

NOTE 3 - Convertible Promissory Note

On April 17, 2012, the Company entered into a Bridge Loan Agreement (the “Loan Agreement”) with 1420524 Alberta Ltd. (the “Creditor”) pursuant to which the Company borrowed $1,000,000 at an annual interest rate of 7% (the “Loan”), compounded quarterly; following the occurrence of an event of default, as further specified in the Loan Agreement, the annual interest rate would increase to 15%. The Loan was evidenced by a promissory note with a maturity date of the earlier of: (a) the closing of any equity financing by us in excess of $1,000,000, or (b) April 16, 2013. As a condition to the Creditor’s entry into the Loan Agreement, we issued the Creditor 625,000 Series G Stock Purchase Warrants (the “Series G Warrants”), which are exercisable through April 17, 2016, with an initial exercise price of 84% of the average of the closing price for our common stock as reported on the OTCQB for the five trading days immediately preceding the closing of the Loan, or $1.92 per share, subject to adjustment as provided therein. Additionally, the Series G Warrants contain a cashless exercise provision and require us to file a registration statement with the SEC for the shares issuable upon exercise of the Series G Warrants within 60 days receipt of a written request by the Creditor. The Creditor may elect, in its sole discretion, to convert all or any portion of the outstanding principal amount of the Loan, and any or all accrued and unpaid interest thereon into shares of our common stock at an initial fixed conversion price equal to seventy (70%) percent of the average of the closing price for Borrower’s common stock as reported on the OTCQB for the five trading days immediately preceding the closing of the Loan, or $1.60 per share subject to adjustment as provided therein.

Pursuant to ASC 470-20-25, the Company first allocated between the Loan and the warrants based upon their relative fair values. The estimated fair value of the warrants issued with the Loan of $1,207,750 was calculated using the Black-Scholes option pricing model and the following assumptions: market price of common stock - $2.12 per share; estimated volatility - 167%; risk free interest rate - 0.88%; expected dividend rate - 0% and expected life - 3.0 years. This resulted in allocating $547,050 to the warrants and $452,950 to the Loan.

Next, the intrinsic value of the beneficial conversion feature was computed as the difference between the fair value of the common stock issuable upon conversion of the Loan and the total price to convert based on the effective conversion price. The calculated intrinsic value was $872,050. As this amount resulted in a total debt discount that exceeds the loan proceeds, the amount recorded for the beneficial conversion feature was limited to $452,950. The resulting $1,000,000 discount to the Loan is being accreted over the one year term of the Loan using the effective interest method.

During the three months ended May 31, 2012, the Company recognized $8,438 of interest expense related to this Note and $15 of accretion related to the debt discount. The remaining debt discount of $999,985 will be amortized through April 16, 2013.